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                                                     February 14, 2003

AM Communications, Inc.
AM Broadband Services, Inc.
SRS Communications Corporation
AMC Services, Inc.
AM Nex-Link Communications, Inc.
AM Training Services, Inc. (collectively, the "Borrowers")
1900 AM Drive
Quakertown, PA 18951

Gentlemen:

         Per your recent request, Borrowers' failure to comply with the below mentioned financial covenants is hereby waived. The financial covenants hereby waived are as follows:

1. The Borrowers' failure to comply with Section 14(b) of the Loan and Security Agreement for (i) the 3 month period ended September 28, 2002 and
     (ii) the 9 month period ended December 28, 2002.

2. The Borrowers' failure to comply with Section 14(c) of the Loan and Security Agreement for the 9 month period ended December 28, 2002.

3. The Borrowers' failure to comply with Section 14(d) of the Loan and Security Agreement for the current fiscal year of the Borrowers.

Except as expressly stated forth herein, the Loan and Security Agreement and all of the Other Agreements (as defined therein) are in full force and effect and are hereby ratified, confirmed and continued.

                                      Very truly yours,

                                      LaSalle Business Credit, LLC

                                      By: /s/ William H. Moul, Jr.
                                         ----------------------------------
                                      Name/Title: William H. Moul, Jr.,
                                                  Assistant Vice President



                       {Additional signature page follows}

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Agreed as of this 14th day of February, 2003:

AM Communications, Inc.

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller


AM Broadband Services, Inc.

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller



SRS Communications Corporation

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller



AMC Services, Inc.

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller



AM Nex-Link Communications, Inc.

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller



AM Training Services, Inc.

By: /s/ H. Charles Wilson, III
   -------------------------------
Name/Title: H. Charles Wilson, III
            Corporate Controller